                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 17, 2006

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

         MICHIGAN                         0-452                  38-1093240
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

        100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                       49286
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 17, 2006, we signed a Stock Purchase Agreement with Franklin Electric Co., Inc. under which we agree to sell all of the stock of our subsidiary, Little Giant Pump Company, to Franklin for $121 million in cash, subject to adjustment based on working capital on the closing date.

     Franklin and we have made customary representations, warranties, and covenants in the agreement, including covenants on our part that, until the closing, we will cause Little Giant to conduct its business only in the ordinary course and not permit it to engage in certain transactions and that, for five years after the closing, we will not manufacture, sell, or service specified products designed, manufactured, or marketed by Little Giant. The agreement also contains customary indemnification provisions, including provisions under which, subject to specified limitations and other conditions, we agree to indemnify Franklin for asbestos-related claims and claims under environmental laws.

     The closing of the transaction is subject to customary conditions, including expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     This is only a summary of some of the agreement's terms. For more complete information, please refer to the copy of the agreement filed as an exhibit to this report.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On March 20, 2006 we issued a press release announcing our agreement to sell Little Giant. We are furnishing a copy of the press release as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

Exhibit No.   Description
-----------   -----------
     2.1      Stock Purchase Agreement dated as of March 17, 2006 between
              Tecumseh Products Company and Franklin Electric Co., Inc.
              (schedules and exhibits omitted)

    99.1      Press release dated March 20, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: March 20, 2006                    By /s/ JAMES S. NICHOLSON
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer


                                      -2-

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
     2.1      Stock Purchase Agreement dated as of March 17, 2006 between
              Tecumseh Products Company and Franklin Electric Co., Inc.
              (schedules and exhibits omitted)

    99.1      Press release dated March 20, 2006


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